UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                                             Termination of a Material Definitive Agreement.

On December 6, 2011, concurrent with, and in connection with, the closing of the Offering (as defined below), the Second Amended and Restated Securityholders Agreement, among Douglas Dynamics, Inc. (the “Company”) and the securityholders party thereto, dated June 30, 2004, as amended to date (the “Securityholders Agreement”), was terminated. The securityholders party to the Securityholders Agreement included the Selling Stockholders (as defined below) or their affiliates and certain other stockholders, optionholders and warrantholders, including certain of the Company’s executive officers and directors named therein.  Prior to its termination, the Securityholders Agreement included voting agreements and limitations on the transfer of shares of the Company’s stock held by the securityholders party thereto, as described more completely under “Corporate Governance — Certain Relationships and Related Party Transactions — Securityholders Agreement” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2011.

Item 3.03                                             Material Modification to Right of Security Holders.

The information set forth in Item 1.02 is incorporated herein by reference.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)                                  Not applicable.

(b)                                 On December 1, 2011, Michael Marino and Mark Rosenbaum of Aurora Capital Group resigned from the Board of Directors of the Company and each of its subsidiaries, including all committees thereof.  Neither Mr. Marino’s nor Mr. Rosenbaum’s decision was the result of any disagreement with the Company.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)                                    Not applicable.

Item 8.01                                             Other Events.

On November 30, 2011, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, the stockholders identified therein as selling stockholders (the “Selling Stockholders”), and Robert W. Baird & Co. Incorporated (the “Underwriter”), pursuant to which the Selling Stockholders agreed to sell an aggregate of 1,996,479 shares of the Company’s common stock, par value $0.01 per share to the Underwriter (the “Offering”).

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete copy of that agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A shelf registration statement (including a prospectus) relating to the offering of the common stock has previously been filed with the Securities and Exchange Commission and has become effective.  This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

On December 6, 2011, the Company issued a press release announcing the closing of the Offering.  A copy of the press release is attached hereto and incorporated by reference as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated November 30, 2011, by and among Douglas Dynamics, Inc., the stockholders identified therein as selling stockholders and Robert W. Baird & Co. Incorporated, as underwriter.

99.1	Press Release announcing the Closing of the Offering, dated December 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.

Date: December 6, 2011	By:	/s/ Robert McCormick
Robert McCormick

Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated November 30, 2011, by and among Douglas Dynamics, Inc., the stockholders identified therein as selling stockholders and Robert W. Baird & Co. Incorporated, as underwriter.

99.1	Press Release announcing the Closing of the Offering, dated December 2, 2011.